LifeVantage Strengthens Management Team with Appointment of Charles J. Wach as Chief Operating Officer

SALT LAKE CITY, March 9, 2017 – LifeVantage Corporation (Nasdaq:LFVN), announced today the appointment of Charles J. Wach as Chief Operating Officer, effective March 13, 2017.

“We are pleased to have Charles ‘Chuck’ Wach join the company as COO,” said LifeVantage President and Chief Executive Officer, Darren Jensen. “He is an accomplished leader with operations experience in the nutritional supplement, direct selling, online retail, and global food and beverage industries. His proven skills will help us to enhance our operations and deliver shareholder value. Additionally, Chuck’s supply-chain expertise and relationships with suppliers and manufacturers across salient product categories will expand our sourcing and manufacturing resources, broadening our supply chain and increasing efficiencies.”

“I am genuinely honored and excited to join the talented leaders at LifeVantage,” said Wach. “I look forward to safeguarding and strategically expanding the company’s well-curated, efficacious product portfolio. It is a true privilege to join such an incredible company, and I’m confident that my team and I will deliver new value to our distributors, shareholders and LifeVantage itself.”

Mr. Wach brings more than 30 years of operations and leadership experience, having served in multiple senior operational roles with relevant industry experience. Most recently, Mr. Wach served as
Vice President of Operations and Supply Chain Executive for Bodybuilding.com, Inc., a global internet specialty retailer, from 2013 to 2017. Mr. Wach also served as Director of Global Supply Chain, Materials Management for Nature’s Sunshine Products, Inc. He has filled several operational roles for Nestle-Perrier Group of America Inc., H.J. Heinz Co., and Frito Lay, Inc. Mr. Wach received his Master of Business Administration degree from Utah State University and his Bachelor of Science degree in Finance from Brigham Young University.

About LifeVantage Corporation

LifeVantage Corporation (Nasdaq:LFVN), is a science-based direct selling company dedicated to visionary science that looks to transform health, wellness and anti-aging internally and externally at the cellular level. The company is the maker of Protandim ® Nrf2 and NRF1 Synergizers, its line of scientifically-validated dietary supplements, the TrueScience® Anti-Aging Skin Care Regimen, Canine Health®, the AXIO® energy product line and the PhysIQ™ Smart Weight Management System. LifeVantage was founded in 2003 and is headquartered in Salt Lake City, Utah. www.lifevantage.com

Forward Looking Statements
This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believe", "hopes", "intends", "estimates", "expects", "projects", "plans", "anticipates", "look forward to", "goal", "may be", "should", and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Examples of forward-looking statements include, but are not limited to, statements we make regarding our leadership transition, future growth, and shareholder value. Such forward-looking statements are not guarantees of performance and the Company's actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company's current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, those discussed in greater detail in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q under the caption "Risk Factors," and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.

Investor Relations Contacts:

Cindy England
Director of Investor Relations
(801) 432-9036
investor@lifevantage.com

-or-

Scott Van Winkle
Managing Director, ICR
(617) 956-6736
scott.vanwinkle@icrinc.com